SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):

                               January 7, 2002
                               ---------------


                               COMPUTRAC, INC.

              (Exact name of registrant as specified in charter)



                                    Texas
                                    -----
        (State or other Jurisdiction of Incorporation or Organization)


               1-9115                                   75-1540265
               ------                                   ----------
        (Commission File Number)            (IRS Employer Identification No.)


         222 Municipal Drive
          Richardson, Texas                                75080
          -----------------                                -----
        (Address of Principal                            (Zip Code)
         Executive Offices)


                                (972) 234-4241
                                --------------
                           (Registrant's telephone
                         number, including area code)


                                  No Change
        (Former Name or Former Address, if Changed Since Last Report)

                               EXPLANATORY NOTE

 The purpose of this amended and restated Current Report on Form 8-K/A is to amend in its entirety the Registrant's Current Report on Form 8-K, dated and filed on January 7, 2002, to correct the identification of certain documents incorporated by reference.

 Item 5.        Other Events.

      On January 3, 2002, the Registrant entered into a definitive agreement pursuant to which ASA International Ltd. shall acquire the Registrant. The terms of the agreement provide that ASA shall acquire all of the Registrant's outstanding shares of capital stock in exchange for 1,370,679 shares of ASA. In connection with the agreement, the Registrant and ASA also entered into a management agreement whereby a wholly-owned subsidiary of ASA will assume control of the day-to-day operations of the Registrant commencing on January 1, 2002.

      On January 7, 2002, a press release was issued announcing that the Registrant had entered into the definitive agreement. A copy of such press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


 Item 7.        Exhibits.

      Exhibit 2 Agreement and Plan of Merger, dated January 3, 2002, among CompuTrac, Inc., ASA International Ltd., and ASA Legal Systems, Inc. (incorporated by reference to Exhibit No. 2 of the Current Report on Form 8-K filed on January 15, 2002 by ASA International Ltd. (the "ASA 8-K")).

      Exhibit 10.1 Management Agreement, effective January 1, 2002, between CompuTrac, Inc. and ASA Legal Systems, Inc. (incorporated by reference to Exhibit No. 10.1 of the ASA 8-K).

      Exhibit 10.2 Stockholders Agreement, dated January 3, 2002, among ASA International Ltd., ASA Legal Systems, Inc. and certain shareholders of CompuTrac, Inc. (incorporated by reference to Exhibit No. 10.2 of the ASA 8-K).

      Exhibit 99.1 Press Release of the Registrant dated January 7, 2002 (incorporated by reference to Exhibit No.
                          99.1 of the Registrant's Current Report on Form 8-K filed on January 7, 2002).



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMPUTRAC, INC.



 Date: February 1, 2002     By:  /s/ Harry  W. Margolis
                                 --------------------------------------
                                 Harry W. Margolis, President and Chief
                                 Executive Officer